UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2016

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 4, 2016, Occidental Petroleum Corporation (“Occidental”) completed the previously announced public offering of $400,000,000 aggregate principal amount of its 2.600% senior notes due 2022 (the “2022 Notes”), $1,150,000,000 aggregate principal amount of its 3.400% senior notes due 2026 (the “2026 Notes”) and $1,200,000,000 aggregate principal amount of its 4.400% senior notes due 2046 (the “2046 Notes,” and together with the 2022 Notes and the 2026 Notes, the “Notes”).

The Notes were issued pursuant to an Indenture, dated August 18, 2011, between Occidental and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), as supplemented by an Officers’ Certificate, dated April 4, 2016, setting forth the specific terms applicable to the Notes (the “Officers’ Certificate”). The 2022 Notes will bear interest at a rate of 2.600% per year, the 2026 notes will bear interest at a rate of 3.400% per year and the 2046 Notes will bear interest at a rate of 4.400% per year. Interest on the Notes will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2016.

The Indenture contains covenants that limit the ability of Occidental and its consolidated subsidiaries to, among other things, create liens and enter into sale and leaseback transactions, and the ability of Occidental to merge, consolidate or transfer substantially all of its assets.

Occidental may redeem some or all of the Notes of any series at any time or from time to time at the redemption prices set forth in such Notes.

The Notes were sold pursuant to Occidental’s automatic shelf registration statement on Form S-3 (Registration No. 333-205047) under the Securities Act of 1933, as amended. Occidental has filed with the Securities and Exchange Commission a final prospectus supplement, dated March 28, 2016, together with an accompanying prospectus, dated June 18, 2015, relating to the offering and sale of the Notes.

The foregoing description of the Indenture, the Officers’ Certificate and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, the Officers’ Certificate, the form of the 2022 Note, the form of the 2026 Note and the form of the 2046 Note, which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and incorporated by reference herein.

In the ordinary course of their respective businesses, certain of the underwriters of the public offering and their respective affiliates have engaged, and may in the future engage, in commercial banking and investment banking transactions with Occidental and its affiliates, for which they have received and in the future may receive compensation. Certain of the underwriters and/or their affiliates may own some of Occidental’s 4.125% Senior Notes due 2016 and/or Occidental’s 1.750% Senior Notes due 2017 and therefore may receive a portion of the net proceeds of the public offering. In addition, certain of the underwriters and/or their affiliates are lenders and/or agents under Occidental’s revolving credit facility, and BNY Mellon Capital Markets, LLC, one of the underwriters, is an affiliate of the trustee.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

4.1	Indenture, dated as of August 18, 2011, between Occidental and The Bank of New York Mellon Trust Company, N.A. (filed as Exhibit 4.1 to the Current Report on Form 8-K of Occidental filed August 19, 2011, File No. 1-9210).

4.2	Officers’ Certificate of Occidental Petroleum Corporation dated April 4, 2016 establishing the 2.600% Senior Notes due 2022, the 3.400% Senior Notes due 2026 and the 4.400% Senior Notes due 2046.

4.3	Form of 2.600% Senior Notes due 2022 (included as Exhibit A to Exhibit 4.2).

4.4	Form of 3.400% Senior Notes due 2026 (included as Exhibit B to Exhibit 4.2).

4.5	Form of 4.400% Senior Notes due 2046 (included as Exhibit C to Exhibit 4.2)

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION (Registrant)

April 4, 2016	By:	/s/ Jennifer M. Kirk
Jennifer M. Kirk
Vice President and Controller

EXHIBIT INDEX

4.1	Indenture, dated as of August 18, 2011, between Occidental and The Bank of New York Mellon Trust Company, N.A. (filed as Exhibit 4.1 to the Current Report on Form 8-K of Occidental filed August 19, 2011, File No. 1-9210).

4.2	Officers’ Certificate of Occidental Petroleum Corporation dated April 4, 2016 establishing the 2.600% Senior Notes due 2022, the 3.400% Senior Notes due 2026 and the 4.400% Senior Notes due 2046.

4.3	Form of 2.600% Senior Notes due 2022 (included as Exhibit A to Exhibit 4.2).

4.4	Form of 3.400% Senior Notes due 2026 (included as Exhibit B to Exhibit 4.2).

4.5	Form of 4.400% Senior Notes due 2046 (included as Exhibit C to Exhibit 4.2)

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).